Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE OF PAGES 1 | 6	
2. AMENDMENT/MODIFICATION NO. 0001	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.S. Room 640-G Washington, DC 20201		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.S. Room 638-G Washington, DC 20201	
8. NAME AND ADDRESS OF CONTRACTOR *(No., Street, county, State and ZIP Code)* EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. EMERGENT PRODUCT DEVELOPMENT GAITHE 300 PROFESSIONAL DR # 100 GAITHERSBURG MD 208793419	(x)	9A. AMENDMENT OF SOLICITATION NO.	
		9B. DATED *(SEE ITEM 11)*	
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600030C	
CODE 1365869 FACILITY CODE		10B. DATED *(SEE ITEM 13)* 09/30/2016	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* FAR 52.243-2 Changes - Cost Reimbursement

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to modify ARTICLES B.2 BASE PERIOD, B.3. OPTION PRICES, B.5. ADVANCE UNDERSTANDINGS, and SECTION 1 - CONTRACT CLAUSES.

Funds Obligated Prior to this Modification: $198,705,042
Funds Obligated with Mod #1: $0
Total Funds Obligated to Date: $198,705,042

Expiration Date: September 29,2021
Period of Performance: 09/30/2016 to 09/29/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)* Barbara Solow SVP Research and Development		16A. NAME OF CONTRACTING OFFICER CHRISTOPHER SCOTT	
15B. CONTRACTOR/OFFEROR /s/ Barbara Solow *(Signature of person authorized to sign)*	15C. DATE SIGNED Mar 14, 2017	16B. UNITED STATES OF AMERICA By /s/ Christopher Scott *(Signature of Contracting Officer)*	16C. DATE SIGNED 3/16/17

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

2 ARTICLE B.2. BASE PERIOD is hereby modified as follows: CLIN Period of Performance Supplies/ Services Total Est. Cost Fixed Fee (7%) Total Cost Plus Fixed Fee COST REIMBURSEMENT 0001 (Base) 09/30/2016 – 09/29/2021 Licensure, approval, and clearance of product through the FDA [**] [**] [**] FIRM FIXED PRICE CLIN Period of Performance Supplies/ Services Units (# of Doses) Unit Price ($) Total ($) 0002 (Base) 09/30/2016 – 09/29/2021 Initial Purchase, Storage, and Delivery of Product 3,000,000 [**] [**] Total CLINS 1&2 09/30/2016 – 09/29/2021 See Above Descriptions $198,705,042 (Funded) [**] ARTICLE B.3. OPTION PRICES is hereby modified as follows: CLIN Period of Performance Supplies/ Services Total Est. Cost Fixed Fee Total Cost Plus Fixed Fee ($) COST REIMBURSEMENT 0001A (Option Quantity) [**] Phase II [**] Study or studies required by the FDA [**] [**] [**] [**] CLIN Period of Performance Supplies/ Services Total Est. Cost Fixed Fee Total Cost Plus Fixed Fee ($) FIXED PRICE 0003 (Option Quantity) [**] Phase IV post marketing commitments /Requirements (This is an option that may or may not be exercised during the base period as determined by the need and as established by the FDA) N/A N/A [**] CLIN Period of Performance Supplies/ Services Units (# of Product) FY 2018 Unit Price ($) Total ($) 0004A (Option Quantity) [**] Additional Surge Capacity (EUA) 7,500,000 to [**] [**] [**]

3 0004B (Option Quantity) [**] Additional Surge Capacity (Licensure) 7,500,000 to [**] [**] [**] 0004C (Option Quantity) [**] Additional Surge Capacity (EUA) [**] [**] [**] 0004D (Option Quantity) [**] Additional Surge Capacity (Licensure) [**] [**] [**] 0004E (Option Quantity) [**] Additional Surge Capacity (EUA) [**] [**] [**] 0004F (Option Quantity) [**] Additional Surge Capacity (Licensure) [**] [**] [**] 0004G (Option Quantity) [**] Additional Surge Capacity (EUA) [**] [**] [**] 0004H (Option Quantity) [**] Additional Surge Capacity (Licensure) [**] [**] [**] [**] ARTICLE B.5. ADVANCE UNDERSTANDINGS is hereby modified as follows: h. Option CLINS If procurement for CLIN 4 occurs after FY 2018, the following chart illustrates the dose prices to be used: Units (# of Doses) FY 2019 Unit Price ($) FY 2020 Unit Price ($) FY 2021 Unit Price ($) 7,500,000 to [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**]

The USG reserves the right to re-negotiate the option CLINS based on availability of funds and feedback received from the FDA.

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998) is hereby modified to add FAR 52.219-9 as follows:

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: https://www.acquisition.gov/FAR/ . HHSAR Clauses at: http://www.hhs.gov/policies/hhsar/subpart352.html .

General Clauses for Cost-Reimbursement/Fixed Price Research and Development Contract

(1) FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

Reg	Clause	Date	Clause Title
FAR	52.202-1	Nov 2013	Definitions
FAR	52.203-3	Apr 1984	Gratuities
FAR	52.203-5	May 2014	Covenant Against Contingent Fees
FAR	52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government
FAR	52.203-7	May 2014	Anti-Kickback Procedures
FAR	52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity
FAR	52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity
FAR	52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions
FAR	52.203-13	Oct 2015	Contractor Code of Business Ethics and Conduct
FAR	52.203-14	Oct 2015	Display of Hotline Poster(s)
FAR	52.203-17	Apr 2014	Contractor Employee Whistleblower Rights and Requirement To Inform Employees of Whistleblower Rights
FAR	52.204-4	May 2011	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper
FAR	52.204-7	Jul 2013	System for Award Management
FAR	52.204-10	Oct 2015	Reporting Executive Compensation and First-Tier Subcontract Awards
FAR	52.204-13	Jul 2013	System for Award Management Maintenance
FAR	52.209-6	Oct 2015	Protecting the Government's Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment
FAR	52.209-10	Nov 2015	Prohibition on Contracting with Inverted Domestic Corporations
FAR	52.210-1	Apr 2011	Market Research
FAR	52.215-2	Oct 2010	Audit and Records – Negotiation
FAR	52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
FAR	52.215-10	Aug 2011	Price Reduction for Defective Cost or Pricing Data
FAR	52.215-11	Aug 2011	Price Reduction for Defective Certified Cost or Pricing Data—Modifications.
FAR	52.215-12	Oct 2010	Subcontractor Certified Cost or Pricing Data
FAR	52.215-13	Oct 2010	Subcontractor Certified Cost or Pricing Data—Modifications
FAR	52.215-15	Oct 2010	Pension Adjustments and Asset Reversions
FAR	52.215-17	Oct 1997	Waiver of Facilities Capital Cost of Money
FAR	52.215-18	Jul 2005	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) other than Pensions
FAR	52.215-19	Oct 1997	Notification of Ownership Changes
FAR	52.215-21	Oct 2010	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data -Modifications
FAR	52.215-23	Oct 2009	Limitations on Pass-Through Charges
FAR	52.216-7	Jun 2013	Allowable Cost and Payment
FAR	52.216-8	Jun 2011	Fixed Fee
FAR	52.219-8	Oct 2014	Utilization of Small Business Concerns

4

FAR	**52.219-9**	**Nov 2016**	**Small Business Subcontracting Plan**
FAR	52.219-28	July 2013	Post-Award Small Business Program Representation
FAR	52.222-1	Feb 1997	Notice to the Government of Labor Disputes
FAR	52.222-2	Jul 1990	Payment for Overtime Premiums
FAR	52.222-3	Jun2003	Convict Labor
FAR	52.222-21	Apr 2015	Prohibition of Segregated Facilities
FAR	52.222-26	Apr 2015	Equal Opportunity
FAR	52.222-35	Oct 2015	Equal Opportunity for Veterans
FAR	52.222-36	Jul 2014	Equal Opportunity for Workers with Disabilities
FAR	52.222-37	Feb 2016	Employment Reports on Veterans
FAR	52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act
FAR	52.222-43	May 2014	Fair Labor Standards Act and Service Contract Labor Standards—Price Adjustment (Multiple Year and Option Contracts)
FAR	52.222-50	Mar 2015	Combating Trafficking in Persons
FAR	52.222-54	Oct 2015	Employment Eligibility Verification
FAR	52.223-6	May 2001	Drug-Free Workplace
FAR	52.223-18	Aug 2011	Encouraging Contractor Policy to Ban Text Messaging While Driving
FAR	52.224-1	April 1984	Privacy Act Notification
FAR	52.224-2	April 1984	Privacy Act
FAR	52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
FAR	52.227-1	Dec 2007	Authorization and Consent, Alternate 1 (APR 1984)
FAR	52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
FAR	52.227-3	Apr 1984	Patent Indemnity
FAR	52.227-11	May 2014	Patent Rights – Ownership by the Contractor
FAR	52.227-14	May 2014	Rights in Data - General
FAR	52.227-16	Jun 1987	Additional Data Requirements
FAR	52.228-7	Mar 1996	Insurance – Liability to Third Persons
FAR	52.229-3	Feb 2013	Federal, State and Local Taxes
FAR	52.230-2	Oct 2015	Cost Accounting Standards
FAR	52.230-6	June 2010	Administration of Cost Accounting Standards
FAR	52.232-1	Apr 1984	Payments
FAR	52.232-2	Apr 1984	Payments under Fixed-Price Research and Development Contracts
FAR	52.232-8	Feb 2002	Discounts for Prompt Payment
FAR	52.232-9	Apr 1984	Limitation on Withholding of Payments
FAR	52.232-11	Apr 1984	Extras
FAR	52.232-17	May 2014	Interest
FAR	52.232-20	Apr 1984	Limitation of Cost
FAR	52.232-23	May 2014	Assignment of Claims
FAR	52.232-25	Jul 2013	Prompt Payment
FAR	52.232-33	Jul 2013	Payment by Electronic Funds Transfer--System for Award Management
FAR	52.233-1	May 2014	Disputes
FAR	52.233-3	Aug 1996	Protest After Award, Alternate I
FAR	52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
FAR	52.242-1	Apr 1984	Notice of Intent to Disallow Costs
FAR	52.242-3	May 2014	Penalties for Unallowable Costs
FAR	52.242-4	Jan 1997	Certification of Final Indirect Costs
FAR	52.242-13	Jul 1995	Bankruptcy
FAR	52.243-1	Aug 1987	Changes - Fixed-Price Alternate V (Apr 1984).
FAR	52.243-2	Aug 1987	Changes—Cost-Reimbursement Alternate V (Apr 1984).
FAR	52.243.6	Apr 1984	Change Order Accounting
FAR	52.243-7	Apr 1984	Notification of Changes
FAR	52.244-2	Oct 2010	Subcontracts, Alternate 1 (Jun 2007)
FAR	52.244-5	Dec 1996	Competition in Subcontracting
FAR	52.244-6	Apr 2015	Subcontracts for Commercial Items
FAR	52.245-1	Apr 2012	Government Property
FAR	52.245-9	Apr 2012	Use and Charges

5

6 FAR 52.246-7 Apr 1996 Inspection of Research and Development – Fixed-Price FAR 52.246-8 May 2001 Inspection of Research and Development – Cost-Reimbursement FAR 52.246-23 Feb 1997 Limitation of Liability. FAR 52.246-25 Feb 1997 Limitation of Liability—Services FAR 52.248-1 Oct 2010 Value Engineering FAR 52.249-2 Apr 2012 Termination for the Convenience of the Government (Fixed-Price) FAR 52.249-6 May 2004 Termination (Cost-Reimbursement) FAR 52.249-8 Apr 1984 Default (Fixed-Price Supply and Service) FAR 52.249-9 Apr 1984 Default (Fixed-Price Research and Development) FAR 52.249-14 Apr 1984 Excusable Delays FAR 52.253-1 Jan 1991 Computer Generated Forms All other terms and conditions of this contract remain unchanged. End of Modification #1